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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21502

RMR HOSPITALITY AND REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service of Process)

Thomas M. O'Brien, President
RMR Hospitality and Real Estate Fund
400 Centre Street
Newton, Massachusetts 02458

Copy to:

Robert N. Hickey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

Thomas J. Reyes, Esq.
State Street Bank and Trust Company
One Federal Street, 9th Floor
Boston, Massachusetts 02110

Registrant's telephone number, including area code: (617) 332-9530

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Shareholders.

ANNUAL REPORTS DECEMBER 31, 2005

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

About information contained in this report:

  •
  Performance data is historical and reflects historical expenses and historical changes in net asset value. Historical results are not indicative of future results.

  •
  If RMR Advisors had not waived fees or paid all of each fund's organizational costs and a portion of each fund's offering costs, each fund's returns would have been reduced.

  •
  Please consider the investment objectives, strategies, risks, charges and expenses before investing in any of the funds. An investment in each fund's shares is subject to material risks, including but not limited to those described in each fund's prospectus, the registration statements and other documents filed with the SEC. For more information about any of our funds please visit www.rmrfunds.com or call our investor relations department at 1-866-790-3165.

NOTICE CONCERNING LIMITED LIABILITY

THE DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND AND RMR PREFERRED DIVIDEND FUND COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDE THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND" AND "RMR PREFERRED DIVIDEND FUND" REFER TO THE TRUSTEES UNDER THE DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds December 31, 2005

To our shareholders,

We are pleased to present you with our 2005 annual report for four funds:

  •
  RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003, beginning on page 2;

  •
  RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004, beginning on page 17;

  •
  RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004, beginning on page 33; and

  •
  RMR Preferred Dividend Fund (AMEX: RDR), which began operations in May 2005, beginning on page 50.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
December 31, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for 2005 and our financial position as of December 31, 2005.

During 2005, our allocation to the sub-sector of diversified real estate investment trusts, or REITs, increased from 16.3% to 19.5% of total investments, our largest sub-sector increase. During the same time period, our allocation to the apartments sub-sector decreased from 18.6% to 9.3% of total investments, our largest sub-sector decrease. These changes partly reflect trading activity based upon our view of the strengths and weaknesses of these sub-sectors, the companies that operate in them and their share prices and partly reflect the impact of stock market conditions. In 2006, we will continue to monitor market conditions and position our portfolio according to our view of those conditions.

For shares that we held continuously during 2005, our three best performing investments during the period were U-Store-It Trust, AMLI Residential Properties Trust and Arden Realty, Inc., with total returns during this period of 28.5%, 26.5% and 25.4%, respectively. Our three worst performing investments during 2005 were Eagle Hospitality Properties Trust, Inc., Healthcare Realty Trust, Inc. and Trustreet Properties, Inc. with negative total returns during 2005 of 18.5%, 12.4% and 12.1%, respectively.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
December 31, 2005

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the common equity market capitalization of REITs has increased to over $300 billion. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies. Our secondary investment objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During 2005, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 2.1%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index) was 12.2% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index) was 2.5%. We believe these two indices are most relevant to our investments because our investments, excluding short term investments, as of December 31, 2005, include 69.2% REIT common stocks and 28.5% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for 2005 was 4.9%.

Portfolio Holdings by Category

As a percentage of total investments

REITs
Diversified	20%
Health care	14%
Office	13%
Retail	11%
Others, less than 10%	36%

Total REITs	94%
Other	2%
Short term investments	4%

Total investments	100%

RMR Real Estate Fund
Portfolio of Investments – December 31, 2005

Company	Shares	Value

Common Stocks – 100.7% Real Estate Investment Trusts – 97.5%
Apartments – 11.4%
AMLI Residential Properties Trust	100,620	$3,828,591
Apartment Investment & Management Co.	30,100	1,139,887
Associated Estates Realty Corp.	146,400	1,323,456
BNP Residential Properties, Inc.	200,000	3,200,000
Home Properties, Inc.	65,200	2,660,160

		12,152,094
Diversified – 24.1%
Bedford Property Investors, Inc.	62,100	1,362,474
Colonial Properties Trust	132,900	5,579,142
Commercial Net Lease Realty	307,800	6,269,886
Crescent Real Estate Equities Co.	371,000	7,353,220
Lexington Corporate Properties Trust	211,000	4,494,300
Liberty Property Trust	10,000	428,500
Newkirk Realty Trust, Inc.	8,000	124,000
Washington Real Estate Investment Trust	4,000	121,400

		25,732,922
Health Care – 13.0%
Cogdell Spencer, Inc.	40,000	675,600
Health Care Property Investors, Inc.	15,080	385,445
Health Care REIT, Inc.	158,600	5,376,540
Healthcare Realty Trust, Inc.	9,200	306,084
Medical Properties Trust, Inc.	70,900	693,402
Nationwide Health Properties, Inc.	250,000	5,350,000
OMEGA Healthcare Investors, Inc.	83,200	1,047,488

		13,834,559
Hospitality – 0.4%
Eagle Hospitality Properties Trust, Inc.	60,000	457,800
Industrial – 6.9%
First Industrial Realty Trust, Inc.	191,640	7,378,140
Manufactured Homes – 2.2%
Sun Communities, Inc.	73,900	2,320,460
Office – 18.6%
Arden Realty, Inc.	84,600	3,792,618
Brandywine Realty Trust	2,000	55,820
Equity Office Properties Trust	232,000	7,036,560
Glenborough Realty Trust, Inc.	293,000	5,303,300
Highwoods Properties, Inc.	85,000	2,418,250
Maguire Properties, Inc.	40,000	1,236,000

		19,842,548
See notes to financial statements and notes to portfolio of investments.

Retail – 13.3%
Feldman Mall Properties, Inc.	1,000	$12,010
Glimcher Realty Trust	88,400	2,149,888
Heritage Property Investment Trust	200,000	6,680,000
New Plan Excel Realty Trust	152,280	3,529,850
Realty Income Corp.	4,000	86,480
The Mills Corp.	40,100	1,681,794

		14,140,022
Specialty – 5.3%
Getty Realty Corp.	28,600	751,894
Trustreet Properties, Inc.	337,200	4,929,864

		5,681,758
Storage – 2.3%
Extra Space Storage, Inc.	880	13,552
Sovran Self Storage, Inc.	50,000	2,348,500
U-Store-It Trust	5,000	105,250

		2,467,302
Total Real Estate Investment Trusts (Cost $94,404,826)		104,007,605
Other – 3.2%
Iowa Telecommunication Services, Inc.	64,700	1,002,203
Panamsat Holding Corp.	59,100	1,447,950
Seaspan Corp.	48,200	951,950
Total Other (Cost $3,018,961)		3,402,103
Total Common Stocks (Cost $97,423,787)		107,409,708
Preferred Stocks – 40.2%
Real Estate Investment Trusts – 40.2%
Apartments – 2.2%
Apartment Investment & Management Co., Series G	32,800	854,440
Apartment Investment & Management Co., Series T	60,000	1,500,000

		2,354,440
Diversified – 4.5%
Capital Automotive REIT, Series A	102,800	2,564,860
Capital Automotive REIT, Series B	16,250	406,250
Colonial Properties Trust, Series D	10,000	257,100
Colonial Properties Trust, Series E	62,910	1,536,891

		4,765,101
Health Care – 8.0%
LTC Properties, Inc., Series F	160,000	4,024,000
OMEGA Healthcare Investors Inc., Series D	160,000	4,035,200
Windrose Medical Properties Trust, Series A *	20,000	505,000

		8,564,200
See notes to financial statements and notes to portfolio of investments.

Hospitality – 13.5%
Ashford Hospitality Trust, Series A	107,900	$2,762,240
Eagle Hospitality Properties Trust, Inc., Series A	28,000	684,600
Equity Inns, Inc., Series B	34,000	871,080
FelCor Lodging Trust, Inc., Series A *	83,000	1,967,100
FelCor Lodging Trust, Inc., Series C	49,200	1,181,784
Innkeepers USA Trust, Series C	120,000	2,931,600
Winston Hotels, Inc., Series B	160,000	3,988,000

		14,386,404
Manufactured Homes – 5.1%
Affordable Residential Communities, Series A	280,000	5,432,000
Mortgage – 3.3%
New Century Financial Corp., Series A	20,000	466,000
RAIT Investment Trust, Series A	125,000	3,005,000

		3,471,000
Office – 0.8%
Alexandria Real Estate Equities, Inc., Series B	5,000	126,950
Kilroy Realty Corp., Series F	30,000	748,500

		875,450
Retail – 2.8%
CBL & Associates Properties, Inc., Series B	20,000	1,022,000
Glimcher Realty Trust, Series F	20,000	512,500
Glimcher Realty Trust, Series G	50,000	1,252,250
The Mills Corp., Series E	7,100	181,760

		2,968,510
Total Preferred Stocks (Cost $43,876,158)		42,817,105
Short Term Investments – 5.7%
Other Investment Companies – 5.7%
SSgA Money Market Fund, 3.94%(a) (Cost $6,133,365)	6,133,365	6,133,365
Total Investments – 146.6% (Cost $147,433,310)		156,360,178
Other assets less liabilities – 0.3%		309,816
Preferred Shares, at liquidation preference – (46.9)%		(50,000,000)
Net Assets attributable to common shareholders – 100%		$106,669,994

Notes to Portfolio of Investments

*
Convertible into common stock.

(a)
Rate reflects 7 day yield as of December 31, 2005.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets
Investments in securities, at value (cost $147,433,310)	$156,360,178
Cash	726
Dividends and interest receivable	1,308,940

Total assets	157,669,844

Liabilities
Distributions payable – common shares	682,400
Advisory fee payable	80,834
Payable for investment securities purchased	78,055
Distributions payable – preferred shares	39,380
Accrued expenses and other liabilities	119,181

Total liabilities	999,850

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$106,669,994

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,710,623
Accumulated net realized gain on investments	1,025,679
Net unrealized appreciation on investments	8,926,868

Net assets attributable to common shares	$106,669,994

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$15.63

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$5,904,080
Interest	89,813
Other	9,200

Total investment income	6,003,093

Expenses
Advisory	1,348,284
Administrative	136,981
Audit and legal	135,219
Preferred share remarketing	126,881
Custodian	66,151
Shareholder reporting	36,973
Compliance and internal audit	36,813
Trustees' fees and expenses	20,824
Other	120,994

Total expenses	2,029,120
Less: expenses waived by the Advisor	(396,554)

Net expenses	1,632,566

Net investment income	4,370,527

Realized and unrealized gain (loss) on investments
Net realized gain on investments	6,758,346
Net change in unrealized appreciation/(depreciation) on investments	(7,347,940)

Net realized and unrealized loss on investments	(589,594)

Distributions to preferred shareholders from net investment income	(667,974)
Distributions to preferred shareholders from net realized gain on investments	(928,346)

Net increase in net assets attributable to common shares resulting from operations	$2,184,613

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004

Increase (decrease) in net assets resulting from operations
Net investment income	$4,370,527	$3,196,785
Net realized gain on investments	6,758,346	4,348,707
Net change in unrealized appreciation/(depreciation) on investments	(7,347,940)	16,866,604
Distributions to preferred shareholders from:
Net investment income	(667,974)	(320,690)
Net realized gain on investments	(928,346)	(343,770)

Net increase in net assets attributable to common shares resulting from operations	2,184,613	23,747,636

Distributions to common shareholders from:
Net investment income	(3,702,553)	(3,622,828)
Net realized gain on investments	(5,168,647)	(3,883,572)
Capital shares transactions
Net proceeds from sales of common shares	—	2,144,250
Net proceeds from sales of preferred shares	—	49,195,335

Net increase from capital share transactions	—	51,339,585
Less: Liquidation preference of preferred shares issued	—	(50,000,000)

Total increase (decrease) in net assets attributable to common shares	(6,686,587)	17,580,821
Net assets attributable to common shares
Beginning of year	113,356,581	95,775,760

End of year	$106,669,994	$113,356,581

Common shares issued and repurchased
Shares outstanding, beginning of year	6,824,000	6,674,000
Shares issued	—	150,000

Shares outstanding, end of year	6,824,000	6,824,000

See notes to financial statements.

RMR Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2005	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

Per Common Share Operating Performance
Net asset value, beginning of period	$16.61	$14.35	$14.33	(c)

Income from Investment Operations
Net investment income (b)(d)(e)	.64	.47	.10
Net realized and unrealized appreciation/(depreciation) on investments (e)	(.08)	3.11	(.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.10)	(.05)	—
Net realized gain on investments (e)	(.14)	(.05)	—

Net increase in net asset value from operations	.32	3.48	.05
Less: Distributions to common shareholders from:
Net investment income (e)	(.54)	(.53)	—
Net realized gain on investments (e)	(.76)	(.57)	—
Common share offering costs charged to capital	—	—	(.03)
Preferred share offering costs charged to capital	—	(.12)	—

Net asset value, end of period	$15.63	$16.61	$14.35

Market price, beginning of period	$14.74	$15.00	$15.00

Market price, end of period	$13.15	$14.74	$15.00

Total Return (f)
Total investment return based on:
Market price (g)	(1.96)%	6.42%	0.00%
Net asset value (g)	2.10%	24.73%	0.14%
Ratios/Supplemental Data:
Net end of period	$106,670	$113,357	$95,776
Ratio to average net assets attibutable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	4.02%	3.22%	27.45%	(h)
Total preferred share distributions	1.47%	0.67%	0.00%	(h)
Net investment income, net of preferred share distributions (d)(e)	2.55%	2.55%	27.45%	(h)
Expenses, net of fee waivers	1.50%	1.69%	2.40%	(h)
Expenses, before fee waivers	1.87%	2.05%	2.65%	(h)
Portfolio turnover rate	22.15%	35.52%	17.49%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 18, 2003, reflects the deduction of the average sales load and offering costs of $0.67 per share paid by the holders of common shares from the $15.00 offering price. We paid a sales load and offering cost of $0.68 per share on 6,660,000 common shares sold to the public and no sales load or offering costs on 7,000 common shares sold to affiliates of the RMR Advisors for $15 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

RMR Real Estate Fund
Notes to Financial Statements

December 31, 2005

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the mean of the bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and the value of other securities of the issuer which may be outstanding which are of the same or similar class of the securities being fair valued. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.10 per common share on January 31, 2006. On January 12, 2006, the Fund declared distributions of $0.10 per common share payable in February, March, and April 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs are classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation/(depreciation) on investments" with that portion of the distributions from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2005	Year ended December 31, 2004
Investment income	$5,904,080	$4,851,329
Capital gain income	2,745,522	2,476,465
Return of capital	2,860,098	3,062,460

Total distributions received	$11,509,700	$10,390,254

The Fund distinguishes between distributions to shareholders on a tax basis and financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2005 and December 31, 2004, were as follows:

	Year ended December 31, 2005	Year ended December 31, 2004
Ordinary income	$4,881,039	$6,049,765
Net long term capital gains	5,586,481	2,121,095

	$10,467,520	$8,170,860

As of December 31, 2005, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	1,051,097
Net unrealized appreciation	8,901,450

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2005, are as follows:

Cost	$147,458,728

Gross unrealized appreciation	$12,997,899
Gross unrealized depreciation	(4,096,449)

Net unrealized appreciation	$8,901,450

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until December 18, 2008.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership was deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by the Fund's shareholders on May 11, 2005.

On October 6, 2005, the Fund's board of trustees and separately the independent trustees authorized the renewal of the investment advisory agreement to December 12, 2006. A discussion of the factors considered by the board of trustees in approving the investment advisory agreement is included below.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriter of the Fund's initial public offering an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $136,981 of subadministrative fees charged by State Street in 2005.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the year ended December 31, 2005, there were securities purchases and sales transactions (excluding short term securities) of $34,556,835 and $39,127,061, respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $64,481 during the year ended December 31, 2005.

Note D

Preferred Shares

The Fund's 2,000 outstanding Series T auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.05% per annum as of December 31, 2005.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of John L. Harrington as trustee	6,621,501	83,322	—
Approval of investment advisory agreement	6,549,776	88,532	66,516
Preferred shares
Election of John L. Harrington as trustee	1,984	14	—
Approval of investment advisory agreement	1,983	15	—

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the RMR Real Estate Fund (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Real Estate Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2006

RMR Hospitality and Real Estate Fund
December 31, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for 2005 and our financial position as of December 31, 2005.

For 2005, our investment allocation to the sub-sector of diversified real estate investment trusts, or REITs, increased from 12.0% to 15.5% of total investments, our largest sub-sector increase. During the same time period, our allocation to the apartment sub-sector decreased from 8.8% to 3.0% of total investments, the largest sub-sector decrease. These changes partly reflect trading activity based on our view of the strengths and weakness of these sub-sectors and the companies that operate in them and partly reflect the impact of stock market conditions. In 2006, we will continue to monitor market conditions and position our portfolio according to our view of those conditions.

For shares that we held continuously during 2005, our three best performing investments during the period were Crescent Real Estate Equities Co., Sovran Self Storage, Inc. and Reckson Associates Realty Corp., with total returns during this period of 18.0%, 17.9% and 15.4%, respectively. Our worst performing investments during 2005 were The Mills Corp., Eagle Hospitality Properties Trust, Inc. and Healthcare Realty Trust, Inc. with negative total returns during 2005 of 31.4%, 18.5% and 12.4%, respectively.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Hospitality and Real Estate Fund
December 31, 2005

Relevant Market Conditions

Hospitality Industry Fundamentals.    We expect the strong operating environment in 2005 to continue into 2006. Most real estate companies operating in the hospitality business are seeing demand growth, which is driving revenues per available room, a key operating measure in the hospitality industry, higher. Supply has been constrained due to high construction costs and investment demand has increased.

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions, to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the common equity market capitalization of REITs has increased to over $300 billion. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay our shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During 2005, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 2.5%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index) was 12.2% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index) was 2.5%. We believe these two indices are most relevant to our investments because our investments, excluding short term investments, as of December 31, 2005, include 52.4% REIT common stocks and 33.1% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for 2005 was 4.9%.

Portfolio Holdings by Category

As a percentage of total investments

Hospitality	33%
Office	20%
Diversified	16%
Others, less than 10%	30%
Short term investments	1%

Total investments	100%

REITs	90%
Other	9%
Short term investments	1%

Total investments	100%

RMR Hospitality and Real Estate Fund
Portfolio of Investments – December 31, 2005

Company	Shares	Value

Common Stock – 80.6%
Real Estate Investment Trusts – 78.4%
Apartments – 1.7%
Apartment Investment & Management Co.	8,200	$310,534
Associated Estates Realty Corp.	21,600	195,264
BNP Residential Properties, Inc.	16,000	256,000
Home Properties, Inc.	900	36,720
United Dominion Realty Trust, Inc.	5,000	117,200

		915,718
Diversified – 19.9%
Colonial Properties Trust	71,100	2,984,778
Commercial Net Lease Realty	86,950	1,771,171
Crescent Real Estate Equities Co.	165,000	3,270,300
Lexington Corporate Properties Trust	92,000	1,959,600
Liberty Property Trust	15,000	642,750
Newkirk Realty Trust, Inc.	8,000	124,000
Washington Real Estate Investment Trust	3,000	91,050

		10,843,649
Health Care – 9.5%
Health Care Property Investors, Inc.	2,770	70,801
Health Care REIT, Inc.	49,150	1,666,185
Healthcare Realty Trust, Inc.	2,300	76,521
Medical Properties Trust, Inc.	67,150	656,727
Nationwide Health Properties, Inc.	91,000	1,947,400
Windrose Medical Properties Trust	50,100	744,486

		5,162,120
Hospitality – 2.0%
Ashford Hospitality Trust, Inc.	28,300	296,867
Eagle Hospitality Properties Trust, Inc.	41,000	312,830
Entertainment Properties Trust	5,400	220,050
Hersha Hospitality Trust	29,000	261,290

		1,091,037
Industrial – 7.5%
First Industrial Realty Trust, Inc.	106,160	4,087,160
Mortgage – 0.3%
American Mortgage Acceptance Co.	10,000	145,900
See notes to financial statements and notes to portfolio of investments.

Office – 21.5%
Brandywine Realty Trust	44,000	$1,228,040
CarrAmerica Realty Corp.	5,000	173,150
Equity Office Properties Trust	151,900	4,607,127
Glenborough Realty Trust, Inc.	120,000	2,172,000
Highwoods Properties, Inc.	75,000	2,133,750
Reckson Associates Realty Corp.	38,000	1,367,240

		11,681,307
Retail – 9.7%
Feldman Mall Properties, Inc.	900	10,809
Glimcher Realty Trust	23,400	569,088
Heritage Property Investment Trust	81,900	2,735,460
New Plan Excel Realty Trust	20,770	481,449
Realty Income Corp.	5,000	108,100
The Mills Corp.	33,100	1,388,214

		5,293,120
Specialty – 5.6%
Getty Realty Corp.	30,000	788,700
Trustreet Properties, Inc.	153,200	2,239,784

		3,028,484
Storage – 0.7%
Extra Space Storage, Inc.	220	3,388
Sovran Self Storage, Inc.	8,100	380,457

		383,845
Total Real Estate Investment Trusts (Cost $37,688,373)		42,632,340
Other – 2.2%
Iowa Telecommunication Services, Inc.	25,800	399,642
Panamsat Holding Corp.	5,950	145,775
Seaspan Corp.	33,400	659,650
Total Other (Cost $1,123,053)		1,205,067
Total Common Stocks (Cost $38,811,426)		43,837,407
See notes to financial statements and notes to portfolio of investments.

Preferred Stocks – 49.6%
Real Estate Investment Trusts – 49.6%
Apartments – 2.9%
Apartment Investment & Management Co., Series R	38,000	$969,760
Apartment Investment & Management Co., Series U	24,000	596,160

		1,565,920
Diversified – 3.5%
Bedford Property Investors, Inc., Series B	30,000	751,500
Capital Automotive REIT, Series A	2,000	49,900
Capital Automotive REIT, Series B	5,350	133,750
Colonial Properties Trust, Series E	23,067	563,527
Digital Realty Trust, Inc., Series A	15,000	379,500

		1,878,177
Health Care – 4.6%
Health Care REIT, Inc., Series F	40,000	994,000
LTC Properties, Inc., Series F	40,000	1,006,000
Windrose Medical Properties Trust, Series A *	20,000	505,000

		2,505,000
Hospitality – 28.5%
Ashford Hospitality Trust, Series A	46,000	1,177,600
Boykin Lodging Co., Series A	70,000	1,830,500
Eagle Hospitality Properties Trust, Inc., Series A	28,000	684,600
FelCor Lodging Trust, Inc., Series C	60,000	1,441,200
Hersha Hospitality Trust, Series A	40,000	987,600
Highland Hospitality Corp., Series A	160,000	3,665,600
Host Marriott Corp., Series E	100,000	2,675,000
Innkeepers USA Trust, Series C	27,000	659,610
Winston Hotels, Inc., Series B	95,000	2,367,875

		15,489,585
Manufactured Homes – 0.3%
Affordable Residential Communities, Series A	9,600	186,240
Mortgage – 0.9%
New Century Financial Corp., Series A	20,000	466,000
Office – 8.9%
Alexandria Real Estate Equities, Inc., Series C	120,000	3,090,600
SL Green Realty Corp., Series D	70,000	1,757,000

		4,847,600
Total Preferred Stocks (Cost $26,943,825)		26,938,522
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Debt Securities – 19.4%
Hospitality – 19.4%
American Real Estate Partners LP, 8.125%, 06/01/2012	$2,000,000	$2,075,000
FelCor Lodging LP, 9.00%, 06/01/2011 **	1,600,000	1,752,000
ITT Corp., 7.75%, 11/15/2025	3,275,000	3,348,688
MeriStar Hospitality Corp., 10.50%, 06/15/2009 **	1,000,000	1,053,750
MeriStar Hospitality Corp., 9.125%, 01/15/2011 **	1,000,000	1,090,000
Six Flags, Inc., 9.75%, 04/15/2013	1,260,000	1,236,375
Total Debt Securities (Cost $10,041,788)		10,555,813
Short Term Investments – 1.3%
Other Investment Companies – 1.3%
SSgA Money Market Fund, 3.94%(a) (Cost $710,869)	710,869	710,869
Total Investments – 150.9% (Cost $76,507,908)		82,042,611
Other assets less liabilities – 0.6%		334,826
Preferred Shares, at liquidation preference – (51.5)%		(28,000,000)
Net Assets attributable to common shareholders – 100%		$54,377,437

Notes to Portfolio of Investments

*
Convertible into common stock.
**
Also a Real Estate Investment Trust.
(a)
Rate reflects 7 day yield as of December 31, 2005.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets
Investments in securities, at value (cost $76,507,908)	$82,042,611
Cash	461
Dividends and interest receivable	858,166

Total assets	82,901,238

Liabilities
Distributions payable – common shares	310,625
Advisory fee payable	42,490
Distributions payable – preferred shares	22,590
Accrued expenses and other liabilities	148,096

Total liabilities	523,801

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 1,120 shares issued and outstanding at $25,000 per share liquidation preference	28,000,000

Net assets attributable to common shares	$54,377,437

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	47,170,770
Accumulated net realized gain on investments	1,669,479
Net unrealized appreciation on investments	5,534,703

Net assets attributable to common shares	$54,377,437

Net asset value per share attributable to common shares (based on 2,485,000 shares outstanding)	$21.88

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$2,798,599
Interest	1,020,221
Other	4,600

Total investment income	3,823,420

Expenses
Advisory	645,652
Administrative	136,330
Audit and legal	105,003
Custodian	60,654
Preferred share remarketing	49,877
Compliance and internal audit	36,813
Shareholder reporting	20,055
Trustees' fees and expenses	17,344
Other	125,964

Total expenses	1,197,692
Less: expenses waived by the Advisor	(189,898)

Net expenses	1,007,794

Net investment income	2,815,626

Realized and unrealized gain (loss) on investments
Net realized gain on investments	2,777,962
Net change in unrealized appreciation/(depreciation) on investments	(3,222,844)

Net realized and unrealized loss on investments	(444,882)

Distributions to preferred shareholders from net investment income	(403,117)
Distributions to preferred shareholders from net realized gain on investments	(265,998)

Net increase in net assets attributable to common shares resulting from operations	$1,701,629

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

Increase (decrease) in net assets resulting from operations
Net investment income	$2,815,626	$1,750,200
Net realized gain on investments	2,777,962	1,055,756
Net change in unrealized appreciation/(depreciation) on investments	(3,222,844)	8,757,547
Distributions to preferred shareholders from:
Net investment income	(403,117)	(151,512)
Net realized gain on investments	(265,998)	(23,262)

Net increase in net assets attributable to common shares resulting from operations	1,701,629	11,388,729

Distributions to common shareholders from:
Net investment income	(2,411,208)	(1,615,688)
Net realized gain on investments	(1,626,917)	(248,062)
Capital shares transactions
Net proceeds from sale of common shares	—	47,720,000
Net proceeds from sale of preferred shares	10,708,615	16,660,339

Net increase from capital share transactions	10,708,615	64,380,339
Less: Liquidation preference of preferred shares issued	(11,000,000)	(17,000,000)

Total increase (decrease) in net assets attributable to common shares	(2,627,881)	56,905,318
Net assets attributable to common shares
Beginning of period	57,005,318	100,000

End of period	$54,377,437	$57,005,318

Common shares issued and repurchased
Shares outstanding, beginning of period	2,485,000	5,000
Shares issued	—	2,480,000

Shares outstanding, end of period	2,485,000	2,485,000

(a) Commencement of operations.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

Per Common Share Operating Performance
Net asset value, beginning of period	$22.94	$19.28	(c)

Income from Investment Operations
Net investment income (b)(d)(e)	1.13	.71
Net realized and unrealized appreciation/(depreciation) on investments (e)	(.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis)
Net investment income (e)	(.16)	(.06)
Net realized gain on investments (e)	(.11)	(.01)

Net increase in net asset value from operations	.67	4.59
Less: Distributions to common shareholders from:
Net investment income (e)	(.96)	(.65)
Net realized gain on investments (e)	(.65)	(.10)
Common shares offering costs charged to capital	—	(.04)
Preferred shares offering costs charged to capital	(.12)	(.14)

Net asset value, end of period	$21.88	$22.94

Market price, beginning of period	$19.98	$20.00

Market price, end of period	$18.21	$19.98

Total Return (f)
Total investment return based on:
Market price (g)	(0.73)%	3.93%
Net asset value (g)	2.54%	23.16%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$28,000	$17,000
Net assets attributable to common shares, end of period (000s)	$54,377	$57,005
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	5.04%	4.96	%(h)
Total preferred share distributions	1.20%	0.50	%(h)
Net investment income, net of preferred share distributions (d)(e)	3.84%	4.46	%(h)
Expenses, net of fee waivers	1.80%	1.86	%(h)
Expenses, before fee waivers	2.14%	2.18	%(h)
Portfolio turnover rate	23.95%	20.83%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27, 2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; distributions are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

December 31, 2005

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the mean of the bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and the value of other securities of the issuer which may be outstanding which are of the same or similar class of the securities being fair valued. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.125 per common share on January 31, 2006. On January 12, 2006, the Fund declared distributions of $0.125 per common share payable in February, March, and April 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs are classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation/(depreciation) on investments" with that portion of the distributions from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's REIT investments were as follows:

	Year ended December 31, 2005	Period April 27, 2004 to December 31, 2004
Investment income	$2,798,599	$1,679,812
Capital gain income	1,213,155	552,402
Return of capital	659,644	577,868

Total distributions received	$4,671,398	$2,810,082

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the year ended December 31, 2005 and the period ended December 31, 2004, were as follows:

	Year ended December 31, 2005	Period April 27, 2004 to December 31, 2004
Ordinary income	$3,719,492	$2,038,524
Net long-term capital gains	987,748	—

	$4,707,240	$2,038,524

As of December 31, 2005, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	1,698,665
Net unrealized appreciation	5,505,518

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2005, are as follows:

Cost	$76,537,093

Gross unrealized appreciation	$6,552,817
Gross unrealized depreciation	(1,047,299)

Net unrealized appreciation	$5,505,518

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until April 27, 2009.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership was deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by the Fund's shareholders on May 11, 2005.

On October 6, 2005, the Fund's board of trustees and separately the independent trustees authorized the renewal of the investment advisory agreement to December 12, 2006. A discussion of the factors considered by the board of trustees in approving the investment advisory agreement is included below.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $136,330 of subadministrative fees charged by State Street in 2005.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the year ended December 31, 2005, there were securities purchases and sales transactions (excluding short term securities) of $28,884,059 and $17,894,270 respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $30,539 during the year ended December 31, 2005.

Note D

Preferred Shares

The Fund has a total of 1,120 Series Th auction preferred shares outstanding, including 440 shares issued on September 20, 2005 for $11,000,000, or net proceeds of $10,708,615 after deducting underwriting commissions and offering expenses of $291,385. The shares have a liquidation preference of $25,000 plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.15% per annum as of December 31, 2005.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of John L. Harrington as trustee	2,087,045	16,980	—
Approval of investment advisory agreement	2,075,034	14,583	14,408
Preferred shares
Election of John L. Harrington as trustee	680	—	—
Approval of investment advisory agreement	677	—	3

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Hospitality and Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the RMR Hospitality and Real Estate Fund (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Hospitality and Real Estate Fund at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2006

RMR F.I.R.E. Fund
December 31, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for 2005 and our financial position as of December 31, 2005.

For 2005, our investment allocation to the hospitality real estate sub-sector increased from 2.4% to 11.2% of total investments, the largest sub-sector increase. During the same time period, our allocation to bank and thrift securities decreased from 22.6% to 12.0% of total investments, the largest sub-sector decrease. These changes partly reflect trading activity based upon our view of business environments in these industries and the strengths and weakness of individual companies and partly reflect stock market conditions for real estate investment trusts or REITs and relatively weaker stock market conditions for banks. In 2006, we will continue to monitor market conditions and position our portfolio according to our view of those conditions.

For shares that we held continuously during 2005, our three best performing investments during the period were AMLI Residential Properties Trust, Crescent Real Estate Equities Co. and Colonial Properties Trust with total returns during the period of 26.5%, 18.0% and 14.3%, respectively. Our three worst performing investments during 2005 were Freidman, Billings, Ramsey Group, Inc., Flagstar Bancorp, Inc. and The Mills Corp., with negative total returns during 2005 of 43.8%, 33.1% and 31.4%, respectively.

Thank you for your continued support and be sure to view our website at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR F.I.R.E. Fund
December 31, 2005

Relevant Market Conditions

Financial Services Industry Fundamentals.    Financial stocks had a very difficult 2005. Merger and acquisition activity was at its lowest rate for several years. Investors were concerned about the flat yield curve, which can negatively affect bank profits, and the mortgage market was weighed down by widely reported fear of a residential real estate bubble.

Many of those factors are still in effect today. However, if the Federal Reserve ceases further rate increases in 2006, bank margins may improve. We believe that a strong economy will allow banks to grow their balance sheets with loans. And we also expect bad debt charge-offs to remain relatively low.

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the common equity market capitalization of REITs has increased to over $300 billion. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will meet our investment objective.

During 2005, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was negative 0.6%. During the same period the S&P 500 Financial Sector Index (an unmanaged index) total return was 6.5%, the total return for the MSCI US REIT Total Return Index (an unmanaged index) was 12.2% and the Merrill Lynch REIT Preferred Index (an unmanaged index) was 2.5%. We believe these three indices are most relevant to our investments because our investments, excluding short-term investments, as of December 31, 2005, include 19.8% of financial services stocks, 34.2% REIT common stocks and 43.0% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for 2005 was 4.9%.

Portfolio Holdings by Category

As a percentage of total investments

Banks & Thrifts	12%
Other Financial Services	8%
Diversified REITs	16%
Retail REITs	14%
Hospitality REITs	11%
Other REITs, less than 10%	33%
Other	3%
Short term investments	3%

Total investments	100%

REITs	74%
Financial Services	20%
Other	3%
Short term investments	3%

Total investments	100%

RMR F.I.R.E. Fund
Portfolio of Investments – December 31, 2005

Company	Shares	Value

Common Stocks – 85.6%
Financial Services – 27.9%
Banks – 12.1%
Farmers Capital Bank Corp.	3,035	$93,296
First Commonwealth Financial Corp.	28,000	362,040
First Horizon National Corp.	11,400	438,216
Firstmerit Corp.	12,800	331,648
FNB Corp.	28,500	494,760
Keycorp	17,100	563,103
National City Corp.	17,400	584,118
Regions Financial Corp.	23,200	792,512
Trustco Bank Corp. NY	23,400	290,628

		3,950,321
Thrifts – 6.3%
Beverly Hills Bancorp, Inc.	100	1,037
Capitol Federal Financial	17,400	573,156
Flagstar Bancorp, Inc.	25,000	360,000
New York Community Bancorp, Inc.	67,200	1,110,144

		2,044,337
Other Financial Services – 9.5%
Capital Trust, Inc. *	4,900	143,472
CharterMac	44,200	936,156
Fannie Mae	17,000	829,770
Friedman Billings Ramsey Group, Inc. *	54,000	534,600
MCG Capital Corp.	46,500	678,435

		3,122,433
Total Financial Services (Cost $10,876,412)		9,117,091
Real Estate – 53.1%
Apartments – 2.3%
AMLI Residential Properties Trust *	10,150	386,208
United Dominion Realty Trust, Inc. *	16,200	379,728

		765,936
Diversified – 14.5%
Bedford Property Investors, Inc. *	11,100	243,534
Colonial Properties Trust *	11,100	465,978
Commercial Net Lease Realty *	37,150	756,745
Crescent Real Estate Equities Co. *	92,400	1,831,368
Lexington Corporate Properties Trust *	38,500	820,050
Liberty Property Trust *	11,900	509,915
Newkirk Realty Trust, Inc. *	8,000	124,000

		4,751,590
See notes to financial statements and notes to portfolio of investments.

Health Care – 7.9%
Health Care Property Investors, Inc. *	16,850	$430,686
Health Care REIT, Inc. *	28,650	971,235
Healthcare Realty Trust, Inc. *	11,500	382,605
Medical Properties Trust, Inc. *	19,150	187,287
Nationwide Health Properties, Inc. *	26,000	556,400
Windrose Medical Properties Trust *	5,000	74,300

		2,602,513
Hospitality – 0.9%
Eagle Hospitality Properties Trust, Inc. *	36,500	278,495
Industrial – 4.2%
First Industrial Realty Trust, Inc. *	35,700	1,374,450
Manufactured Homes – 2.4%
Sun Communities, Inc. *	25,000	785,000
Mortgage – 1.5%
iStar Financial Inc. *	14,000	499,100
Office – 3.7%
Equity Office Properties Trust *	20,050	608,116
Glenborough Realty Trust, Inc. *	32,400	586,440

		1,194,556
Retail – 12.1%
Feldman Mall Properties, Inc. *	900	10,809
Glimcher Realty Trust *	55,300	1,344,896
Heritage Property Investment Trust *	16,800	561,120
New Plan Excel Realty Trust *	40,650	942,267
The Mills Corp. *	26,100	1,094,634

		3,953,726
Specialty – 3.5%
Trustreet Properties, Inc. *	79,300	1,159,366
Storage – 0.1%
Extra Space Storage, Inc. *	1,100	16,940
Total Real Estate (Cost $18,087,770)		17,381,672
See notes to financial statements and notes to portfolio of investments.

Other – 4.6%
Iowa Telecommunication Services, Inc.	52,500	$813,225
Panamsat Holding Corp.	24,100	590,450
Seaspan Corp.	5,550	109,613
Total Other (Cost $1,440,280)		1,513,288
Total Common Stocks (Cost $30,404,462)		28,012,051
Preferred Stocks – 69.7%
Real Estate – 66.8%
Apartments – 11.1%
Apartment Investment & Management Co., Series U *	32,500	807,300
Apartment Investment & Management Co., Series V *	27,700	698,317
Apartment Investment & Management Co., Series Y *	65,000	1,631,500
Home Properties, Inc., Series F *	18,800	482,596

		3,619,713
Diversified – 11.4%
Bedford Property Investors, Inc., Series B *	45,000	1,127,250
Capital Automotive REIT, Series A *	47,549	1,186,348
Capital Automotive REIT, Series B *	16,139	403,475
Cousins Properties, Inc., Series B *	20,000	508,000
Digital Realty Trust, Inc., Series A *	20,000	506,000

		3,731,073
Health Care – 3.5%
Health Care REIT, Inc., Series F *	26,900	668,465
OMEGA Healthcare Investors Inc., Series D *	19,000	479,180

		1,147,645
Hospitality – 17.1%
Eagle Hospitality Properties Trust, Inc., Series A *	14,000	342,300
Entertainment Properties Trust, Series B *	40,000	976,000
Equity Inns, Inc., Series B *	50,000	1,281,000
FelCor Lodging Trust, Inc., Series C *	64,000	1,537,280
Host Marriott Corp., Series E *	10,000	267,500
Lasalle Hotel Properties, Series A *	36,000	936,000
Winston Hotels, Inc., Series B *	10,900	271,682

		5,611,762
Manufactured Homes – 0.4%
Affordable Residential Communities, Series A *	6,900	133,860
See notes to financial statements and notes to portfolio of investments.

Mortgage – 10.0%
MFA Mortgage Investments, Inc., Series A *	13,800	$329,130
New Century Financial Corp., Series A *	20,000	466,000
RAIT Investment Trust, Series B *	59,000	1,480,900
Thornburg Mortgage, Inc., Series C *	40,000	1,005,000

		3,281,030
Office – 2.5%
Alexandria Real Estate Equities, Inc., Series C *	31,600	813,858
Retail – 10.8%
CBL & Associates Properties, Inc., Series D *	10,000	250,200
Glimcher Realty Trust, Series F *	26,500	679,062
Glimcher Realty Trust, Series G *	41,000	1,026,845
Ramco-Gershenson Properties Trust, Series B *	36,000	950,400
Taubman Centers, Inc., Series G *	15,000	377,100
The Mills Corp., Series E *	9,500	243,200

		3,526,807
Total Real Estate (Cost $22,301,183)		21,865,748
Financial Services – 2.9%
Corts-UNUM Provident Financial Trust	38,000	969,950
Total Financial Services (Cost $982,300)		969,950
Total Preferred Stocks (Cost $23,283,483)		22,835,698
Short Term Investments – 5.2%
Other Investment Companies – 5.2%
SSgA Money Market Fund, 3.94%(a) (Cost $1,712,244)	1,712,244	1,712,244
Total Investments – 160.5% (Cost $55,400,189)		52,559,993
Other assets less liabilities – 0.6%		184,946
Preferred Shares, at liquidation preference – (61.1)%		(20,000,000)
Net Assets attributable to common shareholders – 100%		$32,744,939

Notes to Portfolio of Investments

*
Real Estate Investment Trust
(a)
Rate reflects 7 day yield as of December 31, 2005.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets
Investments in securities, at value (cost $55,400,189)	$52,559,993
Cash	6,086
Dividends and interest receivable	546,928
Other assets	1,688

Total assets	53,114,695

Liabilities
Distributions payable – common shares	216,664
Advisory fees payable	27,145
Distributions payable – preferred shares	16,104
Accrued expenses and other liabilities	109,843

Total liabilities	369,756

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 800 shares issued and outstanding at $25,000 per share liquidation preference	20,000,000

Net assets attributable to common shares	$32,744,939

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,211,654
Accumulated net realized gain on investments	371,997
Net unrealized depreciation on investments	(2,840,196)

Net assets attributable to common shares	$32,744,939

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$22.07

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$2,731,785
Interest	53,390
Other	9,200

Total investment income	2,794,375

Expenses
Advisory	456,972
Administrative	130,911
Audit and legal	99,029
Custodian	69,039
Preferred share remarketing	50,753
Compliance and internal audit	37,033
Trustees' fees and expenses	22,725
Shareholder reporting	18,525
Other	138,834

Total expenses	1,023,821
Less: expenses waived by the Advisor	(134,404)

Net expenses	889,417

Net investment income	1,904,958

Realized and unrealized gain (loss) on investments
Net realized gain on investments	1,463,461
Net change in unrealized appreciation/(depreciation) on investments	(2,981,612)

Net realized and unrealized loss on investments	(1,518,151)

Distributions to preferred shareholders from net investment income	(417,797)
Distributions to preferred shareholders from net realized gain on investments	(217,867)

Net decrease in net assets attributable to common shares resulting from operations	$(248,857)

See notes to financial statements.

Statement of Changes in Net Assets

	Year Ended December 31, 2005	For the Period November 22, 2004(a) to December 31, 2004

Increase (decrease) in net assets resulting from operations
Net investment income	$1,904,958	$152,000
Net realized gain on investments	1,463,461	104,690
Net change in unrealized appreciation/(depreciation) on investments	(2,981,612)	141,416
Distributions to preferred shareholders from:
Net investment income	(417,797)	(22,688)
Net realized gain on investments	(217,867)	—

Net increase (decrease) in net assets attributable to common shares resulting from operations	(248,857)	375,418

Distributions to common shareholders from:
Net investment income	(1,621,681)	—
Net realized gain on investments	(978,287)	—
Capital shares transactions
Net proceeds from sale of common shares	—	35,496,000
Net proceeds from sale of preferred shares	—	19,622,346

Net increase from capital share transactions	—	55,118,346
Less: Liquidation preference of preferred shares issued	—	(20,000,000)

Total increase (decrease) in net assets attributable to common shares	(2,848,825)	35,493,764
Net assets attributable to common shares
Beginning of period	35,593,764	100,000

End of period (includes undistributed net investment income of $0 and $133,312, respectively)	$32,744,939	$35,593,764

Common shares issued and repurchased
Shares outstanding, beginning of period	1,484,000	4,000
Shares issued	—	1,480,000

Shares outstanding, end of period	1,484,000	1,484,000

(a)
Commencement of operations.

See notes to financial statements.

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2005	For the Period November 22, 2004(a) to December 31, 2004

Per Common Share Operating Performance
Net asset value, beginning of period	$23.99	$24.03	(c)

Income from Investment Operations
Net investment income (b)(d)(e)	1.28	.10
Net realized and unrealized appreciation/(depreciation) on investments (e)	(1.01)	.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.28)	(.02)
Net realized gain on investments (e)	(.15)	—

Net increase (decrease) in net asset value from operations	(.16)	.25
Less: Distributions to common shareholders from:
Net investment income (e)	(1.09)	—
Net realized gain on investments (e)	(.67)	—
Common share offering costs charged to capital	—	(.04)
Preferred share offering costs charged to capital	—	(.25)

Net asset value, end of period	$22.07	$23.99

Market price, beginning of period	$24.05	$25.00

Market price, end of period	$18.99	$24.05

Total Return (f)
Total investment return based on:
Market price (g)	(14.00)%	(3.80)%
Net asset value (g)	(0.64)%	(0.17)%

Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$20,000	$20,000
Net assets attributable to common shares, end of period (000s)	$32,745	$35,594
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	5.64%	3.92	%(h)
Total preferred share distributions	1.88%	0.58	%(h)
Net investment income, net of preferred share distributions (d)(e)	3.76%	3.34	%(h)
Expenses, net of fee waivers	2.63%	3.45	%(h)
Expenses, before fee waivers	3.03%	3.73	%(h)
Portfolio turnover rate	64.96%	0.00%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common share from the $25.00 offering price. We paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

RMR F.I.R.E. Fund
Notes to Financial Statements

December 31, 2005

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the mean of the bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and the value of other securities of the issuer which may be outstanding which are of the same or similar class of the securities being fair valued. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.146 per common share on January 31, 2006. On January 12, 2006, the Fund declared distributions of $0.146 per common share payable in February, March and April 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs are classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited in its "net change in unrealized appreciation/(depreciation) on investments" with that portion of the distributions from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2005	Period November 22, 2004 to December 31, 2004
Investment income	$2,731,785	$258,342
Capital gain income	671,118	104,690
Return of capital	467,376	30,854

Total distributions received	$3,870,279	$393,886

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the year ended December 31, 2005 and the period ended December 31, 2004, were as follows:

	Year ended December 31, 2005	Period November 22, 2004 to December 31, 2004
Ordinary income	$2,901,902	$22,688
Net long-term capital gains	333,730	—

	$3,235,632	$22,688

As of December 31, 2005, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	429,997
Net unrealized depreciation	(2,898,196)

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2005, are as follows:

Cost	$55,458,189

Gross unrealized appreciation	$520,474
Gross unrealized depreciation	(3,418,670)

Net unrealized depreciation	$(2,898,196)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common and preferred shares issued by F.I.R.E companies. "F.I.R.E." is a commonly used acronym for the combined financial services, insurance and real estate industries. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until November 22, 2009.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership is deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by Fund's shareholders on May 11, 2005.

On October 6, 2005, the Fund's board of trustees and separately the independent trustees authorized the renewal of the investment advisory agreement to December 12, 2006. A discussion of the factors considered by the board of trustees in approving the investment advisory agreement is included below.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $130,911 of subadministrative fees charged by State Street in 2005.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, is considered a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the year ended December 31, 2005, there were securities purchases and sales transactions (excluding short term securities) of $42,170,461 and $33,337,137, respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $51,487 during the year ended December 31, 2005.

Note D

Preferred Shares

The Fund's 800 outstanding Series W auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.14% per annum as of December 31, 2005.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of John L. Harrington as trustee	1,444,548	12,133	—
Approval of investment advisory agreement	1,432,125	6,459	18,097
Preferred shares
Election of John L. Harrington as trustee	798	2	—
Approval of investment advisory agreement	789	1	10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR F.I.R.E. Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the RMR F.I.R.E. Fund (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR F.I.R.E. Fund at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2006

RMR Preferred Dividend Fund
December 31, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the period from May 25, 2005, the date we commenced operations, through December 31, 2005, and our financial position as of December 31, 2005.

Although our fund has been in operation for less than a year, we have taken the steps to build what we believe will be a sound long term investment portfolio.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Preferred Dividend Fund
December 31, 2005

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like real estate investments trusts, or REITs, and dividend paying preferred shares generally. Institutions, too, seem to be increasing their allocations to real estate securities as the common equity market capitalization of REITs has increased to over $300 billion. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During the period from May 25, 2005, through December 31, 2005, our total return on net asset value, or NAV, was negative 3.5%. During that same period, the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index) was 0.9%. We believe this index is most relevant to our investments because our investments as of December 31, 2005, excluding short-term investments, include 82.0% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for the same period was 6.1%.

Portfolio Holdings by Category

As a percentage of total investments

Hospitality	31%
Mortgage	17%
Diversified	13%
Retail	11%
Others, less than 10%	27%
Short term investments	1%

Total investments	100%

REITs	82%
Other	17%
Short term investments	1%

Total investments	100%

RMR Preferred Dividend Fund
Portfolio of Investments – December 31, 2005

Company	Shares	Value

Preferred Stocks – 131.2% Real Estate Investment Trusts – 122.5%
Apartments – 9.3%
Apartment Investment & Management Co., Series G	56,400	$1,469,220
Apartment Investment & Management Co., Series R	68,000	1,735,360
Associated Estates Realty Corp., Series B	39,800	995,398
United Dominion Realty Trust, Inc., Series B	800	20,576

		4,220,554
Diversified – 19.3%
Capital Automotive REIT, Series A	44,000	1,097,800
Capital Automotive REIT, Series B	93,000	2,325,000
Crescent Real Estate Equities Co., Series B	163,700	4,305,310
Digital Realty Trust, Inc., Series A	40,000	1,012,000

		8,740,110
Health Care – 0.2%
OMEGA Healthcare Investors Inc., Series D	3,200	80,704
Hospitality – 47.0%
Ashford Hospitality Trust, Series A	58,000	1,484,800
Boykin Lodging Co., Series A	39,000	1,019,850
Eagle Hospitality Properties Trust, Inc., Series A	95,000	2,322,750
Entertainment Properties Trust, Series A	145,200	3,731,640
Equity Inns, Inc., Series B	83,800	2,146,956
FelCor Lodging Trust, Inc., Series C	167,400	4,020,948
Hersha Hospitality Trust, Series A	100,000	2,469,000
Highland Hospitality Corp., Series A	120,000	2,749,200
Host Marriott Corp., Series E	15,000	401,250
Lasalle Hotel Properties, Series A	25,100	652,600
Sunstone Hotel Investors, Inc., Series A	12,500	315,000

		21,313,994
Manufactured Homes – 4.1%
Affordable Residential Communities, Series A	97,200	1,885,680
Mortgage – 25.0%
Accredited Mortgage Loan REIT Trust, Series A	1,500	38,010
American Home Mortgage Investment Corp., Series A	92,000	2,470,200
Anthracite Capital, Inc., Series C	3,000	78,600
Impac Mortgage Holdings, Inc., Series B	54,900	1,306,620
Impac Mortgage Holdings, Inc., Series C	42,400	945,520
MFA Mortgage Investments, Inc., Series A	40,000	954,000
New Century Financial Corp., Series A	100,000	2,330,000
Newcastle Investment Corp., Series B	120,000	3,146,400
Thornburg Mortgage, Inc., Series C	2,500	62,812

		11,332,162
Office – 1.7%
Alexandria Real Estate Equities, Inc., Series B	17,600	446,864
DRA CRT Acquisition Corp., Series A	15,000	341,250

		788,114
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Retail – 15.9%
CBL & Associates Properties, Inc., Series B	4,600	$235,060
Glimcher Realty Trust, Series F	30,000	768,750
Pennsylvania Real Estate Investment Trust, Series A	59,000	3,298,100
The Mills Corp., Series C	97,500	2,518,425
The Mills Corp., Series E	10,000	256,000
The Mills Corp., Series G	6,000	150,000

		7,226,335
Total Real Estate Investment Trusts (Cost $58,082,459)		55,587,653
Other – 8.7%
Ford Motor Co., 6/15/43 Series	9,400	149,084
General Motors Corp., 5/15/48 Series	26,100	373,230
Great Atlantic & Pacific Tea Co., 8/01/39 Series	87,800	2,229,242
Red Hotels Capital Corp., 2/19/44 Series	24,500	633,325
Tommy Hilfiger Corp., 12/01/31 Series	22,000	555,720
Total Other (Cost $4,125,379)		3,940,601
Total Preferred Stocks (Cost $62,207,838)		59,528,254
Common Stocks – 3.6%
Iowa Telecommunication Services, Inc.	84,500	1,308,905
Seaspan Corp.	15,650	309,089
Total Common Stocks (Cost $1,900,910)		1,617,994
Debt Securities – 12.8%
Ford Motor Co., 7.75%, 06/15/2043	$2,210,000	1,403,350
Ford Motor Co., 8.90%, 06/15/2032	557,000	408,002
General Motors Corp., 8.375%, 07/15/2033	2,000,000	1,320,000
Six Flags, Inc., 9.75%, 04/15/2013	2,740,000	2,688,625
Total Debt Securities (Cost $6,484,232)		5,819,977
Short Term Investments – 2.0%
Other Investment Companies – 2.0%
SSgA Money Market Fund, 3.94%,(a) (Cost $913,624)	913,624	913,624
Total Investments – 149.6% (Cost $71,506,604)		67,879,849
Other assets less liabilities – 0.0%		77
Preferred Shares, at liquidation preference – (49.6)%		(22,500,000)
Net Assets attributable to common shareholders – 100%		$45,379,926

Notes to Portfolio of Investments

(a)
Rate reflects 7 day yield as of December 31, 2005.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets
Investments in securities, at value (cost $71,506,604)	$67,879,849
Cash	560
Dividends and interest receivable	687,867

Total assets	68,568,276

Liabilities
Distributions payable – common shares	388,397
Payable for investment securities purchased	149,100
Distributions payable – preferred shares	36,486
Advisory fee payable	17,389
Accrued expenses and other liabilities	96,978

Total liabilities	688,350

Preferred shares, at liquidation preference
Auction preferred shares, Series M; $.001 par value per share; 900 shares issued and outstanding at $25,000 per share liquidation preference	22,500,000

Net assets attributable to common shares	$45,379,926

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,589,311 shares issued and outstanding	$2,589
Additional paid-in capital	48,973,390
Accumulated net realized gain on investments	30,702
Net unrealized depreciation on investments	(3,626,755)

Net assets attributable to common shares	$45,379,926

Net asset value per share attributable to common shares (based on 2,589,311 common shares outstanding)	$17.53

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statement of Operations

For the Period May 25, 2005(a) to December 31, 2005

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$2,181,412
Interest	514,330
Other	69,000

Total investment income	2,764,742

Expenses
Advisory	327,616
Administrative	80,780
Audit and legal	69,256
Custodian	51,532
Preferred share remarketing fee	26,196
Compliance and internal audit	25,236
Shareholder reporting	18,407
Trustees' fees and expenses	13,779
Other	36,062

Total expenses	648,864
Less: expenses waived by the Advisor	(211,987)

Net expenses	436,877

Net investment income	2,327,865

Realized and unrealized gain (loss) on investments
Net realized gain on investments	428,154
Net change in unrealized appreciation/(depreciation) on investments	(3,626,755)

Net realized and unrealized loss on investments	(3,198,601)

Distributions to preferred shareholders from net investment income	(339,732)
Distributions to preferred shareholders from net realized gain on investments	(58,005)

Net decrease in net assets attributable to common shares resulting from operations	$(1,268,473)

(a) Commencement of operations.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statement of Changes in Net Assets

For the Period May 25, 2005(a) to December 31, 2005

Increase (decrease) in net assets resulting from operations
Net investment income	$2,327,865
Net realized gain on investment transactions	428,154
Net change in unrealized depreciation on investments	(3,626,755)
Distributions to preferred shareholders from:
Net investment income	(339,732)
Net realized gain on investments	(58,005)

Net decrease in net assets attributable to common shares resulting from operations	(1,268,473)

Distributions to common shareholders from:
Net investment income	(1,988,133)
Net realized gain on investments	(339,447)
Capital shares transactions
Net proceeds from sale of common shares	49,138,250
Net proceeds from reinvestment of distributions	171,883
Net proceeds from sale of preferred shares	22,065,846

Net increase from capital transactions	71,375,979
Less: Liquidation preference of preferred shares issued	(22,500,000)

Total increase in net assets attributable to common shares	45,279,926
Net assets attributable to common shares
Beginning of period	100,000

End of period	$45,379,926

Common shares issued and repurchased
Shares outstanding, beginning of period	5,000
Shares sold	2,575,000
Shares issued (reinvestment of distributions)	9,311

Shares outstanding, end of period	2,589,311

(a) Commencement of operations.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

For the Period May 25, 2005(a) to December 31, 2005

Per Common Share Operating Performance
Net asset value, beginning of period	$19.09 (c)

Income from Investment Operations
Net investment income (b)(d)(e)	.93
Net realized and unrealized appreciation/(depreciation) on investments (e)	(1.28)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.14)
Net realized gain on investments (e)	(.02)

Net decrease in net asset value from operations	(.51)
Less: Distributions to common shareholders from:
Net investment income (e)	(.77)
Net realized gains on investments (e)	(.13)
Common share distributions reinvested at net asset value	.06
Common share offering costs charged to capital	(.04)
Preferred share offering costs charged to capital	(.17)

Net asset value, end of period	$17.53

Market price, beginning of period	$20.00

Market price, end of period	$16.35

Total Return (f)
Total investment return based on:
Market price (g)	(14.10)%
Net asset value (g)	(3.50)%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$22,500
Net assets attributable to common shares, end of period (000s)	$45,380
Ratio to average net assets attributable to common shares of: (h)
Net investment income, before total preferred share distributions (d)(e)	8.22%
Total preferred share distributions	1.40%
Net investment income, net of preferred share distributions (d)(e)	6.82%
Expenses, net of fee waivers	1.54%
Expenses, before fee waivers	2.29%
Portfolio turnover rate	5.60%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

RMR Preferred Dividend Fund
Notes to Financial Statements

December 31, 2005

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2005, the Fund sold 2,300,000 common shares in an initial public offering including 62,500 common shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $43,896,750 after deducting underwriting commissions and $89,500 of offering expenses. There were no underwriting commissions or offering expenses paid on common shares sold to the affiliates of RMR Advisors. On July 11, 2005, the Fund sold 275,000 common shares pursuant to an over allotment agreement with the underwriters for net proceeds of $5,241,500 after deducting underwriting commissions and $11,000 of offering expenses. The Fund also issued an additional 9,311 shares at net asset value for total consideration of $171,883 pursuant to the dividend reinvestment plan during the period ended December 31, 2005.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the mean of the bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and the value of other securities of the issuer which may be outstanding which are of the same or similar class of the securities being fair valued. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.15 per common share on January 31, 2006. On January 12, 2006, the Fund declared distributions of $0.15 per common share payable in February, March, and April 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs are classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited in its "net change in unrealized appreciation/(depreciation) on investments" with that portion of the distributions from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments during the period ended December 31, 2005, were as follows:

Investment income	$2,181,412
Capital gain income	423,722
Return of capital	78,311

Total distributions received	$2,683,445

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the period ended December 31, 2005, were as follows:

Ordinary income	$2,333,684
Net long-term capital gains	391,633

$2,725,317

As of December 31, 2005, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	30,702
Net unrealized depreciation	(3,626,755)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2005, are as follows:

Cost	$71,506,604

Gross unrealized appreciation	$402,477
Gross unrealized depreciation	(4,029,232)

Net unrealized depreciation	$(3,626,755)

(7)  Organization Expenses and Common Offering Costs

RMR Advisors paid all the organizational expenses and offering costs (other than the sales load) of the Fund's initial public offering of common shares which exceeded $0.04 per share on shares sold to the public. The total amount incurred by RMR Advisors was approximately $420,000. The Fund incurred and charged as a reduction of paid in capital offering costs of $89,500 in connection with the common shares sold in the initial public offering and $11,000 in connection with the common shares sold pursuant to the over allotment option.

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in preferred securities issued by real estate investment trusts. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets, until May 24, 2010.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $80,780 of subadministrative fees charged by State Street during the period ended December 31, 2005.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, is considered a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with the Advisor and other funds managed by the Advisor and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the period ended December 31, 2005, there were securities purchases and sales transactions (excluding short term securities) of $73,625,141 and $2,971,269, respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $2,753 during the period ended December 31, 2005.

Note D

Preferred Shares

On July 18, 2005, the Fund issued 900 auction preferred shares, Series M, for $22,500,000, or net proceeds of $22,065,846 after deducting underwriting commissions and offering expenses of $434,154. The preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated plus unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distributions of assets on liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions.

The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.22% per annum as of December 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Preferred Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the RMR Preferred Dividend Fund (the "Fund") as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 25, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Preferred Dividend Fund at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period from May 25, 2005 (commencement of operations) to December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 10, 2006

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
December 31, 2005

For the purposes of the following, RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR) and RMR Preferred Dividend Fund (RDR) are each referred to as a "Fund" or collectively as the "Funds".

Consideration of Advisory Agreements

RMR Advisors serves as the investment advisor to each of RMR, RHR and RFR. On October 6, 2005, the board of trustees (each a "board" and collectively, the "boards") for each fund renewed the investment advisory agreements for a period of one year to expire on December 12, 2006.

Each of investment advisory agreement between RMR and RMR Advisors, RHR and RMR Advisors and RFR and RMR Advisors was scheduled to expire in December 18, 2005, April 2, 2006 and September 22, 2006, respectively. For purposes of efficiency, the boards considered the renewal of the investment advisory agreements on the same renewal cycle.

In making their determination to approve each new agreement, each board, including the disinterested trustees, considered the factors described below.

Each board considered the benefits to shareholders of retaining RMR Advisors. Each board's considerations included, among others: the nature, scope and quality of services that RMR Advisors has provided under each Fund's then current advisory agreement and would continue to provide; the advisory and other fees paid and the contractual fee waivers; the quality and depth of personnel of RMR Advisors' organization; the capacity and future commitment of RMR Advisors to perform its duties; the financial condition and profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment adviser; the performance of each Fund as compared to similar funds; the level of fees paid to RMR Advisors and the total expense ratio of each Fund as compared to similar funds; and the potential for economies of scale.

Each board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services provided by RMR Advisors, each board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports. Each board also took into account RMR Advisors' compliance policies and procedures.

Each board compared the advisory fees and total expense ratio of its respective Fund with various comparative Fund data. Each board considered the Fund's recent performance results and noted that the board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. Each board further noted that RMR Advisors has waived a portion of its management fee in order to reduce the Fund's operating expenses. Each board also took into consideration the financial condition and profitability of RMR Advisors and any indirect benefits derived by RMR Advisors from RMR Advisors' relationship with the Funds.

In considering the renewal of the agreements, each board, including the disinterested trustees, did not identify any single factor as controlling. Based on each board's evaluation of all the factors that it deemed to be relevant, each board, including the disinterested trustees of each board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the agreement for that Fund; RMR Advisors maintains an appropriate compliance program; performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services rendered by RMR Advisors.

Privacy Policy

Each of the Funds are committed to maintain shareholder privacy and to safeguard shareholder nonpublic personal information.

The Funds do not receive any nonpublic personal information relating to shareholders who purchase Fund shares through an intermediary that acts as the record owner of the shares. If a shareholder is the record owner of any Fund's shares, that Fund may receive nonpublic personal information on shareholder account documents or otherwise and also has access to specific information regarding shareholder Fund share transactions, either directly or through the Fund's transfer agent.

The Funds do not disclose any nonpublic personal information about shareholders or any former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about shareholders to employees of the Funds and RMR Advisors with a legitimate business need for the information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the investment advisor of the Funds to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at 1-866-790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisor has voted the proxies received by each Fund during the most recent 12 month period ended June 30, 2005, is available (1) without charge, on request, by calling us at 1-866-790-3165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Securities and Exchange Commission's website http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2005.

	Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
RMR Real Estate Fund	2.7%	$5,586,481	$130,960
RMR Hospitality and Real Estate Fund	0.7%	$987,748	$26,628
RMR F.I.R.E. Fund	28.5%	$333,730	$723,216
RMR Preferred Dividend Fund	9.8%	$391,633	$229,124
(1)
Applies both to common and preferred shares.

Shareholders of the Funds have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from each Fund during calendar year 2005. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Funds.

Annual Meeting

An annual meeting of shareholders of each Fund will be held at 9:30 A.M. on Tuesday May 9, 2006, at 400 Centre Street, Newton, Massachusetts. A joint proxy statement related to these meetings will be mailed to shareholders of record as of February 10, 2006, each of whom is invited to attend

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
Trustees

December 31, 2005

Name, address* (Age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past five years and other public company directorships held by trustee	Number of portfolios in fund complex overseen by trustee
Interested Trustees**
Gerard M. Martin (71)	Class II trustee to serve until 2006. RMR (4); RHR (2); RFR (2); and RDR (1).	Director of Reit Management & Research LLC – 1986 to present; director and vice president of RMR Advisors – 2002 to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to present; managing trustee of Hospitality Properties Trust – 1995 to present; managing trustee of HRPT Properties Trust – 1986 to present.	4
Barry M. Portnoy (60)	Class III trustee to serve until 2007. RMR (4); RHR (2); RFR (2); and RDR (1).	Chairman of Reit Management & Research LLC – 1986 to present; Chairman of RMR Advisors -2002 to present; portfolio manager of RMR, RHR, RFR and RDR – inception to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust- 1999 to present; managing trustee of Hospitality Properties Trust – 1995 to present; managing trustee of HRPT Properties Trust – 1986 to present.	4
Disinterested Trustees
John L. Harrington (69)	Class I trustee to serve until 2008. RMR (3); RHR (2); RFR (2); and RDR (1)	Executive Director and trustee of the Yawkey Foundation (a charitable trust) and a trustee of the JRY Trust (a charitable trust) – 1982 to present; Chairman of the Board of the Yawkey Foundation – March 2002 to June 2003; Chief Executive Officer of the Boston Red Sox Baseball Club – 1982 to 2002; trustee of Hospitality Properties Trust – 1995 to present; director of Five Star Quality Care, Inc. – 2001 to January 2004; trustee of Senior Housing Properties Trust – 1999 to present.	4
Frank J. Bailey (50)	Class II trustee to serve until 2006. RMR (3); RHR (2); RFR (2); and RDR (1)	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust – 2003 to present; trustee of Senior Housing Properties Trust – 2002 to present.	4
Arthur G. Koumantzelis (75)	Class III trustee to serve until 2007. RMR (3); RHR (2); RFR (2); and RDR (1)	President and Chief Executive Officer of Gainesborough Investments LLC – June 1998 to present; trustee of Hospitality Properties Trust- 1995 to present; director of Five Star Quality Care, Inc. – 2001 to present; trustee of Senior Housing Properties Trust – 1999 to 2003.	4

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
Executive Officers

December 31, 2005

Name, address* (Age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past five years
Thomas M. O'Brien (39)	President: RMR (4); RHR (2); RFR (2); and RDR (1).	President and director of RMR Advisors – 2002 to present; portfolio manager of RMR, RHR, RFR, and RDR – inception to present; Vice President of Reit Management & Research LLC – 1996 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust – 1996 to 2002; Executive Vice President, Hospitality Properties Trust – 2002 to 2003.
Mark L. Kleifges (45)	Treasurer: RMR (2); RHR (2); RFR (2); and RDR (1).
Vice President of Reit Management & Research LLC – 2002 to present; Vice President of RMR Advisors – 2003 to September 2004; Treasurer of RMR Advisors – September 2004 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust – 2002 to present; Partner, Arthur Andersen LLP – 1993 to 2002.
Jennifer B. Clark (44)	Secretary: RMR (4); RHR (2); RFR (2); and RDR (1).	Vice President of Reit Management & Research LLC – 1999 to present; Secretary of RMR Advisors – 2002 to present; Senior Vice President of HRPT Properties Trust – 1999 to present.
James J. McKelvey (47)	Vice President: RMR (2); RHR (2); RFR (2); and RDR (1).
Vice President of RMR Advisors – April 2004 to present; portfolio manager of RMR and RHR – June 2004 to present; portfolio manager of RFR and RDR – inception to present; portfolio manager and senior research officer for John Hancock Funds – 1997 to April 2004.
John C. Popeo (45)	Vice President: RMR (3); RHR (2); RFR (2); and RDR (1).
Treasurer of Reit Management & Research LLC – 1997 to present; Treasurer of RMR Real Estate Fund – 2002; Treasurer of RMR Advisors – 2002 to September 2004; Vice President of RMR Advisors – September 2004 to present; Treasurer, Chief Financial Officer and Secretary of HRPT Properties Trust – 1999 to present.
Adam D. Portnoy (35)	Vice President: RMR (2); RHR (2); RFR (2); and RDR (1).
Vice President of Reit Management & Research LLC – 2003 to present; Vice President of RMR Advisors – 2003 to present; Executive Vice President of HRPT Properties Trust – 2003 to present; Investment Officer, International Finance Corporation, a member of the World Bank Group – 2001 to 2003; Vice President, ABN AMRO Bank, Investment Banking Group – 2001; Founder, President and CEO of SurfFree.com (national provider of internet access for consumers) – 1997 to 2000. Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the funds.
William J. Sheehan (61)	Chief Compliance Officer and Director of Internal Audit: RMR (2); RHR (2); RFR (2); and RDR (1).
Chief Compliance Officer of RMR Advisors – September 2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. – 2003 to present; trustee of Hospitality Properties Trust – 1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC – 1999 to 2003.

*
The business address of each listed person is 400 Centre Street, Newton, Massachusetts 02458.
**
Interested trustees indicate a trustee who is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

  (a)
  As of the period ended December 31, 2005, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

  (c)
  The registrant has not made any amendment to its code of ethics during the covered period.

  (d)
  The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

  (f)
  The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, 400 Centre Street, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the"Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the Audit Committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $34,000 for the fiscal year ended December 31, 2005 and $37,900 for the period ended December 31, 2004.
(b)
Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $38,000 for the fiscal year ended December 31, 2005, and $42,000 for the period ended December 31, 2004. The nature of the services were: (1) the issuance of consents and the preparation and issuance to underwriters of related comfort letters in connection with the registrant's public offerings of common and preferred shares; and (2) issuance of agreed upon procedures reports to rating agencies.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $8,400 for the fiscal year ended December 31, 2005, and $8,000 for the period ended December 31, 2004. The nature of the services were the review of the registrant's federal and state tax returns.
(d)	All Other Fees: There were no other fees billed by the independent accountant for the fiscal year ended December 31, 2005, and for the period ended December 31, 2004.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or advisor.The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: Not applicable.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or RMR Advisors, Inc., the registrant's investment advisor (the "Advisor"), for the fiscal year ended December 31, 2005, and for the fiscal period ended December 31, 2004 except for tax compliance services rendered to the registrant.
(h)	Not applicable.

Item 5. Disclosure of Audit Committees for Listed Companies.

(a)
The registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant's Audit Committee are Frank J. Bailey, John L. Harrington and Arthur G. Koumantzelis.

(b)
Not applicable.

Item 6. Schedule of Investments

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures for the registrant.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

        The registrant's portfolio managers are:

  •
  James J. McKelvey.  Mr. McKelvey is a Vice President. Mr. McKelvey has been employed by the Advisors since April 2004 and is one of the Advisor's Vice Presidents. Since June 2004, Mr. McKelvey has been a portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund and a portfolio manager of RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception in 2004 and 2005. Prior to joining the Advisor, Mr. McKelvey was a portfolio manager and senior research officer for John Hancock Funds since 1997.

  •
  Thomas M. O'Brien.  Mr. O'Brien is the President and has been the President and a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception in 2003, 2004, 2004 and 2005, respectively. Mr. O'Brien joined Reit Management & Research, LLC ("Reit Management") in April 1996 and has held various positions with Reit Management and companies which it manages since then. He has been President and a director of the Advisor since its formation in 2002.

  •
  Barry M. Portnoy.  Mr. Portnoy has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception. He is also a Managing Trustee of HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc. (AMEX:FVE), and has been since it became a public company in 2001. He is also a director and 55% beneficial owner of Reit Management, a director and the owner of the Advisor and a Vice President of the Advisor.

        The portfolio managers generally function as a team. Generally, Mr. Portnoy provides strategic guidance to the team, while Messrs. O'Brien and McKelvey are in charge of substantially all of the day to day operations, research and trading functions.

        The registrant's portfolio managers together manage three other registered investment companies RMR Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund having total managed assets of $277 million. Each fund pays an advisory fee to the Advisor solely on the basis of assets under management. None of the portfolio managers currently manage other pooled investment vehicles or other accounts.

        CONFLICTS OF INTEREST:    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. The Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, the Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

        COMPENSATION:    Mr. Barry Portnoy is the sole owner of the Advisor and, through December 31, 2005, has not received a salary or other compensation from the Advisor except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio managers, Messrs. O'Brien and McKelvey, are paid based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry M. Portnoy, Gerard M. Martin and Thomas M. O'Brien. Compensation of Messrs. O'Brien and McKelvey includes base salary, annual cash bonus and they have the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. O'Brien devotes a substantial majority of his business time to providing services as a portfolio manager or officer of the Advisor and funds managed by the Advisor; however, he also dedicates some of his business time to providing services to affiliates of the Advisor. Therefore, in addition to compensation paid by the Advisor, Mr. O'Brien receives compensation for separate services to these affiliates. Mr. Portnoy also receives compensation for his services to those affiliates.

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2005.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of December 31, 2005.
James J. McKelvey	None
Thomas M. O'Brien	Over $100,000
Barry M. Portnoy	Over $100,000

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2005, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

5.
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Copy of the proxy voting policies and procedures.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR HOSPITALITY AND REAL ESTATE FUND
By:	/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: February 28, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: February 28, 2006
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: February 28, 2006

QuickLinks

  Item 1. Reports to Shareholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements December 31, 2005
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Highlights
RMR Hospitality and Real Estate Fund Notes to Financial Statements December 31, 2005
RMR F.I.R.E. Fund Financial Statements
RMR F.I.R.E. Fund Notes to Financial Statements December 31, 2005
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Notes to Financial Statements December 31, 2005
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Disclosure of Audit Committees for Listed Companies.
  Item 6. Schedule of Investments
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.
  Item 8. Portfolio Managers of Closed End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES